SHIP LOGO  VANGUARD/(R)/



Vanguard/(R)/ Tax-Managed Balanced Fund


Supplement to the prospectus dated July 20, 2007


The Plain Talk/(R)/ About the Funds' Portfolio Managers on page 37 of the prospectus is replaced with the following:


Plain Talk About the Funds' Portfolio Managers


The managers primarily responsible for the day-to-day management of the Funds are:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the Tax-Managed Capital Appreciation and Small-Cap Funds since their inceptions.
Education: B.S., University of Vermont; M.B.A., Villanova University.

Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has managed the Tax-Managed International Fund since its inception. Education: B.S., LaSalle University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990 and has managed the stock portion of the Tax-Managed Balanced Fund since 1999 and the Tax-Managed Growth and Income Fund since 2006. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

Reid O. Smith, CFA, Principal of Vanguard. He has worked in investment management since 1986; has been with Vanguard since 1992; and has managed the bond portion of the Tax-Managed Balanced Fund since October 2007. Education:
B.A. and M.B.A., University of Hawaii.


(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS87 112007